Exhibit 10.5

JOINDER AGREEMENT

October 19, 2015

SunTrust Robinson Humphrey, Inc.

as Representative of the Initial Purchasers

3333 Peachtree Street, 10th Floor

Atlanta, GA 30308

Reference is made to that registration rights agreement (the “Registration Rights Agreement”) dated as of October 19, 2015 among NN, Inc., a Delaware corporation (the “Company”), the NN Guarantors, and SunTrust Robinson Humphrey, Inc., as the Representative, relating to the issuance and sale to the Initial Purchasers of $300,000,000 aggregate principal amount of the Company’s 10.25% Senior Notes due 2020 (the “Notes”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

The Registration Rights Agreement contemplates that substantially concurrently with the consummation of the Acquisition, Precision Engineered Products Holdings, Inc. and each of its subsidiaries that guarantee the Notes will becomes parties to the Registration Rights Agreement by executing this Registration Rights Joinder.

1. Joinder. Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Registration Rights Agreement and all other documents it requires to enter into this Joinder Agreement (the “Registration Rights Joinder”), and acknowledges and agrees to (i) join and become a party to the Registration Rights Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements attributable to a Guarantor in the Registration Rights Agreement as if made by, and with respect to, each Guarantor signatory hereto; and (iii) perform all obligations and duties required of a Guarantor pursuant to the Registration Rights Agreement.

2. Counterparts. This Registration Rights Joinder may be signed in one or more counterparts (which may be delivered in original form or facsimile or “pdf” file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

3. Amendments. No amendment or waiver of any provision of this Registration Rights Joinder, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

4. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

5. APPLICABLE LAW. THIS REGISTRATION RIGHTS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

IN WITNESS WHEREOF, each of the undersigned has cause this Registration Rights Joinder to be duly executed and delivered, by its proper and duly authorized officer as of the date set forth above.

PRECISION ENGINEERED PRODUCTS HOLDINGS, INC.

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

PRECISION ENGINEERED PRODUCTS LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

BRAININ-ADVANCE INDUSTRIES LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

POLYMETALLURGICAL LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

BOSTON ENDO-SURGICAL TECHNOLOGIES LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

[Signature Page to Joinder to the Registration Rights Agreement]

LACEY MANUFACTURING COMPANY, LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

CONNECTICUT PLASTICS LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

WAUCONDA TOOL & ENGINEERING LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

ADVANCED PRECISION PRODUCTS, INC.

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

HOWESTEMCO, LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

PREMCO, INC.

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

[Signature Page to Joinder to the Registration Rights Agreement]

PROFILES INCORPORATED

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

HOLMED, LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

GENERAL METAL FINISHING LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

MATRIX I, LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

TRIGON INTERNATIONAL LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

[Signature Page to Joinder to the Registration Rights Agreement]